                        DATA PROCESSING SERVICE AGREEMENT

               This DATA PROCESSING SERVICE AGREEMENT executed this 28th. day of MAY, 1997 by and between

                              FIRST NATIONAL BANK,
                         a national banking corporation,

                                (hereafter "FNB")

                                       and

                             FALLBROOK NATIONAL BANK

                               (hereafter "BANK")

is made and entered into with reference to the following facts:

               A. FNB has available certain data processing services utilizing programs and the like developed and used by FNB in its own business as well as programs and the like licensed to FNB by others and which FNB may utilize in providing services to customers such as BANK.

               B. BANK desires to utilize certain data processing services available from FNB.

               NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties promise and agree as follows:

               1.  SERVICES PROVIDED BY FNB

                   FNB shall be the sole provider to BANK the processing services and reports set forth and described in Exhibit "A" attached hereto and incorporated herein by this reference as though set forth in full. FNB may make additions or modifications to the services from time to time. The specific services to be provided under this Agreement may be modified or amended from time to time by a written addendum to Exhibit "A" endorsed or otherwise executed by the parties.

               2.  TERM

                   The initial term of this Agreement is for a period of three
(3) years commencing JUNE 01, 1997 (the "Commencement Date"). Unless previously terminated as provided in this Agreement, the term shall be extended for an additional three (3) month term at the end of the initial term and of each subsequent term year. BANK may choose to continue this agreement on a month-to-month basis, after expiration of the three month extended term, at the fees and charges in effect at the end of the initial term plus 10%.

               3.  FEES AND CHARGES

                   a. BANK shall pay fees and charges to FNB in accordance with its current fee schedule as shown in the attached Exhibit "C", which is incorporated herein by this reference as though set forth in full. The Exhibit "C" schedule of fees and charges may be amended by FNB annually during the initial term of this Agreement or any extension thereof upon written notice to BANK at least sixty (60) days in advance of the annual anniversary of the commencement date of this Agreement.

                   b. It is provided, however, that any increase in FNB's fees and charges at the end of each term year shall not exceed the lesser of either
(i) five percent (5%) or (ii) the percentage of any increase in the Consumer Price Index (CPI), "All Urban Consumers - U.S. City Average" as reported by the Department of Commerce or other governmental agency providing such reports for the preceding twelve month period closest to and preceding the anniversary of the Commencement Date on this Agreement. In the event the Department of Commerce discontinues the publication of a CPI, "All Urban Consumers - U.S. City Average" index, then the CPI index most closely approximating such index shall be used.

                   c. BANK shall pay to FNB promptly upon demand FNB'S then current standard fees for any additional services which may be necessary or required.

               4.  INPUT DATA PREPARATION BY BANK

                   BANK covenants and agrees that it will comply with all of the requirements concerning input data preparation and with the responsibilities set forth and described in Exhibit "B", attached hereto and incorporated herein by this reference as though set forth in full. Exhibit "B" may be modified or amended from time to time by a written addendum endorsed or otherwise executed by the parties.

               5.  PROCEDURES MANUALS

                   FNB shall provide BANK with procedures manuals, at cost, containing information as to preparation of input data, procedure steps, report auditing, and error reporting. FNB will provide reasonable notification to BANK to keep such manuals updated and to inform BANK of any systems, schedule and procedural changes as may become necessary from time to time. FNB may, from time to time, make modifications, changes or adjustments in the systems and procedures utilized in providing the services contemplated hereby which its deems appropriate, in its sole discretion.

               6.  FURTHER AGREEMENTS BY FNB

                   FNB agrees to:

                   a. Retain copies of the transaction, master and history files of BANK at an off-site location for the period set forth below in order to provide the ability to reconstruct records in case of equipment or human error on the part of FNB.

                   All files are kept on magnetic tapes. Off-site file retention schedule cycles are as follows:

                       Daily files        ---  7 days
                       Month-end files    ---  4 months
                       Quarter-end files  --- 12 months
                       Year-end files     ---  7 years

                   b. Maintain a Disaster Recovery and Contingency Plan including backup agreements with other financial institution(s) and/or a company providing "Hot Site" facilities with compatible hardware;

                   c. Treat BANK's records in the same confidential manner as it treats its own records;

                   d. Keep all of BANK's records, while in FNB's possession, insured under FNB's casualty insurance policy for fire and extended coverage;

                   e. Assist BANK in the initial installation of the service system and in the initial training of BANK's staff for a period and a fee a indicated in Exhibit "C". Both new training and any re-training following the installation of the service system will be provided by FNB and/or by the licensor of any of the programs utilized in connection with the program. BANK shall pay for such training at its sole expense at the rates set forth in Exhibit "C" for training by FNB and at the standard rates then prevailing for training by any licensor;

                   f. Use its best efforts to reconstruct any file, re-run any report, or re-do any job which is incorrect due to electrical or mechanical error or malicious mischief or human error on the part of any FNB employee at no additional charge to BANK, provided it is possible, and reasonable, to do so and provided that FNB has received prompt notification from BANK;

                   g. Maintain a financial institution bond and/or fidelity insurance, with a minimum coverage of $1,000,000, to cover loss due to dishonest and/or fraudulent acts of FNB's employees.

                   h. Use due care in processing the work of BANK. However, it is agreed that FNB will be responsible only to the extent of correcting errors or omissions which are due to the machines, operators or programmers of FNB, and such errors will be corrected at no additional charge to BANK. FNB shall maintain insurance in the amount of $500,000 for data loss resulting from errors or omissions which are due to the machines, operators or programmers of FNB and BANK agrees that the liability of FNB with respect to this Agreement shall in any event be limited to the amount of the total errors and omissions insurance and shall not include any contingent liability or third party claims;

                   i. Provide BANK with FNB's relevant financial information no less often than quarterly;

                   j. Examine certain customer checks, as identified in Exhibit "B" paragraph "14", for irregularities such as stale date (over 6 months old), post dated, or a difference between the legal amount, the courtesy amount and the MICR encoded amount, and, compare and identify differences between the signature(s) on the checks to the specimen signature card provided by BANK. Endorsements will not be examined. Furthermore, it is agreed that FNB does not employ fraud, forgery and/or handwriting experts, and whether or not an expert may be retained, FNB will not be responsible for any loss of BANK if the check in dispute has a signature that through forgery or photomechanical means reasonably resembles the appearance of the signature on the specimen signature card. BANK has the right to review FNB's Check Scrutinization Procedure and request changes, which may or may not effect the fee charged for the service should FNB agree to the changes. BANK and/or FNB may elect to have certain checks, or copies of checks, delivered to BANK's employees. FNB shall have no responsibility or liability to BANK for any check, or copy of a check, which BANK reviews or is given the opportunity to review. BANK will use its best efforts to defend claims that any check has been altered, and/or forged and to mitigate any damage which may result from an altered check, including, without limitation, undertaking reasonable collection efforts against the parties responsible for such alteration or forgery. In the event losses actually incurred by BANK and reimbursed by FNB due to the proper scrutinization of checks by FNB exceed fifty percent (50%) of the anticipated annual billings under this contract during any twelve (12) month period, FNB shall have the right to discontinue the scrutinization of checks service upon 90 days written notice to BANK; and

                   k. Provide services in compliance with current banking regulation, subject to limitations of the current software provider.

               7.  FURTHER AGREEMENTS BY BANK

                   BANK agrees to:

                   a. Pay all fees and charges to FNB for the services and reports listed in Exhibit "A" in accordance with the schedule listed in Exhibit "C" as submitted in monthly billing statements by FNB;

                   b. Pay such fees and charges no later than ten (10) days following the date of each monthly billing;

                   c. Refrain from making any deduction or setoff from FNB's billing statements without the prior written consent of FNB;

                   d. Treat as confidential any information acquired by it or its employees, agents or representatives from or as a result of being on the premises of FNB or disclosed from the procedures manuals provided by FNB or its licensor;

                   e. Perform its duties and responsibilities as set forth in Exhibit "B" and in the manuals generally described herein above. Such manuals and any supplements, amendments and modifications thereto are incorporated herein by this reference as though set forth in full;

                   f. Indemnify, defend and hold FNB harmless of and from all claims, liabilities, losses, damages, expenses, or costs, including but not limited to reasonable attorney fees, arising out of or in connection with the negligence, acts, omissions or other conduct of BANK, its agents, employees, officers, directors or, to the extent permitted hereunder, its assigns. It is agreed that FNB shall not be responsible for any loss, damages, expenses or delay caused directly or indirectly by or arising out of any electrical or mechanical failure, strike, riot, fire, flood, water, or act of God which damages, disrupts, or delays in any manner whatsoever any of the services or reports contemplated by this Agreement;

                   g. With respect to services provided to BANK, as a result of this agreement, BANK agrees to limit FNB's liability solely for such loss, damages and expenses which are the actual and direct result of bad faith, willful misconduct, or gross negligence of FNB, its agents, employees, officers, directors or, to the extent permitted hereunder, its assigns; and, provided further, that BANK will undertake reasonable collection efforts to recover any loss or potential loss at its own expense and that FNB's liability even for such loss, damages and expenses shall not exceed the limits of insurance provided by FNB, as identified in paragraph "6" of this agreement, and shall not cover loss of profits, earnings or business resulting from a covered cause of loss and shall not include any contingent liability or third party claims;

                   h. Separately bag source documents and that source documents will not be under dual custody or control in transit; and

                   i. Assume all responsibility for the delivery and/or retrieval of all source documents to or from FNB and to hold FNB harmless for the loss of property in transit to or from FNB.

               8.  WORK AND DELIVERY SCHEDULES

                   All computer processing is performed in a multi-task environment with priorities based on availability of incoming work and prescheduled deadlines. Current schedules for outgoing transit and courier dispatching are set forth on Exhibit "D", attached hereto and incorporated herein by this reference. Exhibit "D" may be amended or modified by FNB from time to time on reasonable notice to BANK. Work produced on a daily basis must be delivered to the designated FNB branch office or to the data processing center in accordance with the schedule set forth in Exhibit "D".

                   Where the provisions of this Agreement require FNB or BANK to perform specific acts on a designated date, it is agreed that reasonable adjustments shall be made when such date is a holiday for either or both parties. FNB currently observes as legal holidays the same holidays as observed by the Federal Reserve Bank of San Francisco. Work performed by FNB on such holidays shall be billed to BANK on a time cost basis as set forth in Exhibit "C", and BANK agrees to pay these charges and fees in accordance with the procedure for payment set forth above.

               9.  OWNERSHIP OF COMPUTERIZED PROGRAMS AND OTHER MEDIA

                   All computer programs, written procedures, related documentation and software and other supporting items referenced by Exhibit "A" and used in the work performed for BANK are the property of or are licensed for use by FNB. This Agreement shall not be construed as granting to BANK any rights of ownership in or to such computer programs, written procedures, related documentation and software and/or any other supporting items referenced by Exhibit "A" or otherwise utilized by FNB.

               10. AUTHORIZATION FOR AUDIT

                   BANK hereby grants and authorizes all official regulatory agencies and BANK's independent public accountants, internal auditors, and/or third party auditors (to be named by written notice delivered to FNB) the right during normal business hours to examine and audit the records of BANK maintained by FNB. FNB agrees to make said records of BANK available during normal business hours (Monday - Friday, 08:00 a.m. - 05:00 p.m.), except for legal holidays as defined herein, at FNB's operations center at 3821 Calle Fortunada, Suite "D", San Diego, California.

               11. TERMINATION

                   This Agreement may be terminated by the non-defaulting party, without penalty, in the event either party fails to perform any duties or comply with any of the covenants or agreements contained herein. The other party shall deliver thirty (30) days written notice specifying the nature of the default to the defaulting party. If the defaulting party fails to cure the default within the thirty (30) day period, the Agreement may thereupon be terminated at the option of the non-defaulting party.

                   FNB may elect not to renew this Agreement at the end of its initial term, or any subsequent term, by giving six (6) months notice of its intention not to renew prior to the expiration of this Agreement's current term.

                   BANK may terminate this agreement without penalty by giving three (3) months notice of it intent not to renew this agreement at the end if its initial term or during any subsequent term as described in paragraph two (2) of this agreement.

               12. RESTRICTION ON ASSIGNABILITY

                   This Agreement shall not be assigned by BANK, except by merger or acquisition, without the prior written consent of FNB, which consent may not be given or withheld in FNB's sole discretion.

               13. RETURN OF RECORDS

                   Upon any cancellation, termination or expiration of this Agreement, FNB shall release to BANK all master file records on magnetic tape at a cost to BANK as shown on Exhibit "C"; provided, that BANK pays to FNB the cost of all materials used in the preparation of such records.

               14. ATTORNEY FEES

                   In the event either party commences any legal action or proceeding to enforce or interpret any of the covenants, terms or provisions of this Agreement, the prevailing party shall, in addition to any other relief, be entitled to recover its reasonable attorney fees and costs of suit.

               15. NOTICES

                   Any notice under or in connection with this Agreement shall be given by mailing the same by Certified first class mail, postage prepaid, and shall be deemed delivered when deposited in the United States mail. The notices shall be addressed as follows, unless changed by subsequent written notice:

               TO BANK:

                   Attn. Chief Financial Officer
                   FALLBROOK NATIONAL BANK
                   130 W. Fallbrook Street
                   Fallbrook, California 92028

               TO FNB:

                   Attn: SVP / CIO
                   FIRST NATIONAL BANK
                   P.O. Box 85625
                   San Diego, CA 92186-5625

               16. ENTIRE AGREEMENT

                   This document contains the entire agreement and understanding between the parties on the subject matter hereof and there are no other contract or agreements, written or oral, other than contained herein.

               17. AMENDMENTS

                   Except as otherwise specifically permitted hereunder, This Agreement may be amended only in writing executed by both parties.

               18. BINDING EFFECT

                   The covenants and agreements contained herein shall be binding upon and inure to the benefit of the parties and their respective heirs, beneficiaries, legal representatives and, to the extent permitted hereunder, their successors or assigns.

               19. HEADINGS

                   The paragraph headings in this Agreement are for convenience only and shall not be used to supplement or interpret the contents of this Agreement.

               20. GOVERNING LAW

                   The validity,, interpretation and performance of this Agreement shall be controlled and construed in accordance with the laws of the State of California and of such Federal laws, rules and regulations as are applicable to the parties.

               IN WITNESS WHEREOF, the parties have executed this DATA PROCESSING SERVICE AGREEMENT the day and year first written above.

FNB:                                           BANK:
FIRST NATIONAL BANK,                           FALLBROOK NATIONAL BANK
a national banking corporation,                a national banking corporation,

By: /s/ Leonard F. Wise                        By: /s/ [Illegible]
    ----------------------------                   -----------------------------
              Its  SVP, CEO                                  Its   SVP, CFO
                 ---------------                                  --------------
By:                                            By: /s/ [Illegible]
    ----------------------------                   -----------------------------

              Its                                            Its   President CEO
                  --------------                                  --------------

                                   EXHIBIT "A"
                               SERVICES PROVIDED*

                                                                                     COMMENCEMENT
                                                                                        DATE*
        SERVICES
I.      ITI Financial Information System,                                              06/01/97
        Central Information File, Demand Deposits, Savings, Certificates of Deposit,
        Loan Accounting, Item Entry, Exception Item Processing, SMART Reporting,
        On-line Terminal Access

II.     Paperless Item Processing (ACH)                                                06/01/97

III.    Teller Terminal System
                                                                                   ---------------
IV.     Fixed Assets                                                                   06/01/97

V.      Check Reconciliation                                                           06/01/97

VI.     TeleBanc - (Telephone Banking)                                                 06/01/97

VII.    ExecuBanc - (Business P.C. Banking)
                                                                                    ---------------
VIII.   Accounts Payable                                                               06/01/97

IX.     Item Processing, including:                                                    06/01/97
        Proof and Encoding of Deposits, Deposit Capture, Cash Letter Preparation,
        Inclearings Capture, Microfilming of Items

X.      Centralized Bank Services, including:                                          06/01/97
        Checkfiling, Statement Rendering, Centralized Returns,
        Photo Copy Retrieval from Microfilm

XI.     Microfiche Services                                                            06/01/97

XII.    CFI Deposit Pro & Laser Pro Interface                                          06/01/97

XIII.   Director
                                                                                    ---------------
XIV.    PRIME
                                                                                    ---------------
XV.     Signature Management Module
                                                                                    ---------------
XVI.    Bill Payment Module
                                                                                    ---------------
XVII.
        --------------------------------------------                                ---------------


Reports provided as part of any of the above services are defined in procedure manuals provided to BANK at the commencement of each service. Specific processing instructions for each service are as defined in the "Specification Worksheets" completed at the commencement of each service and as modified from time to time by mutual consent and endorsement by both parties.

 * Services provided are to be selected 90 days prior to start of processing. ** Commencement Date to be determined by mutual consent and endorsement by both parties.

                                  EXHIBIT "B"

                           RESPONSIBILITY DEFINITIONS

The following definitions will be applicable to all accounting areas, with the exception of those noted with reference to a specific area.




             BANK                                                              FNB

1. MICR-ENCODED INPUT DOCUMENTS

BANK agrees to order and use documents with                     FNB reserves the right to perform acceptability
MICR-encoding of specifications and                             test of MICR-encoded documents and to require the
quality acceptable to FNB's data                                handling of below-standard documents to be the subject
processing equipment.                                           of separate negotiations with BANK.


2. DATA MICROFILMING

BANK agrees to microfilm all transactions and other detail input prior to submitting it to FNB for processing to provide BANK with its own back-up and look-up facility.


3. INCOMING AND OUTGOING ITEMS

BANK agrees to hold FNB harmless from any and all               On BANK's request, FNB will make available information
losses and/or damages which might be occasioned from            required by BANK for communication with sending and/or
the processing of incoming and outgoing items to and            receiving sources, provided such information has not
from the Federal Reserve Bank; BANK's correspondent             yet been made available to Bank.
bank(s); clearing banks; other sending and receiving
sources; and Bank agrees to conduct any and all
communications with such receiving and/or sending
sources.


                                       11

                      RESPONSIBILITY DEFINITIONS (cont'd.)

             BANK                                                              FNB

4. TRANSMITTAL OF TRANSACTIONS

BANK agrees to send to FNB all "over the counter"               FNB will audit the groups of work received from each branch
and other branch generated transactions under the               delivery to the transmittal letter sent with the groups of
controlled environment of Batch headers and transmittal         work by BANK. FNB will notify BANK's designated employees
letters as defined by FNB. BANK releases and holds FNB          upon discovery of any discrepancy in the audit of groups
harmless from any and all liability for missing work            of work to the transmittal letter.
not sent to FNB in accordance with this procedure.


5. FILE MAINTENANCE INPUT

BANK agrees to be soley responsible for:

a. The accuracy of all data input.

b. Auditing all input submitted for processing to the output reports generated.


6. OUT OF BALANCE TRANSACTIONS

BANK authorizes FNB to create General Ledger                    FNB will prepare and process a deposit correction
suspense entries for invalid or unprocessable                   to the depositing account in any deposit transaction
transactions and to return such to BANK,                        where there has been an error made in addition or
which will be solely responsible for clearing                   listing of checks, and to prepare and process General
all such entries.                                               Ledger entries to suspense assets or liabilities accounts
                                                                to balance transactions involving teller's cash tickets
                                                                or General Ledger tickets in accordance with BANK's
                                                                instructions.


                                                                Copies of deposit corrections and reversing entries to
                                                                suspense and pertinent supporting documents will
                                                                be sent to BANK for disposition.


                                       12


                      RESPONSIBILITY DEFINITIONS (cont'd)

             BANK                                                              FNB

7. STOP & HOLD

Bank shall be entirely responsible for auditing stop payments and holds maintenance to output reports generated.


8. REPORT AUDITING

BANK shall be responsible for the daily auditing of             FNB will inform BANK of any irregularities which it
all EDP reports and the initiating of corrective                recognizes in any of the reports delivered, stating action
measures if required.                                           required for recovery and/or correction.


If BANK discovers an apparent discrepancy in any of the reports which has not already been reported to FNB, BANK agrees to promptly inform FNB. In order to assure recovery of the required data by FNB, such notification must be received by FNB on the same day as receipt by BANK of the report in question.


9. SUBSIDIARY FILE BALANCING

BANK authorizes FNB to create General Ledger suspense           In order to complete daily processing under extremely tight
entries and to return them to BANK, which will be solely        time scheduling, FNB may occasionally make General Ledger
responsible for clearing such entries when necessary            suspense entries to correct "out-of-balance" conditions
to balance subsidiary files to the General Ledger.              which cannot, at the time, be located and corrected. FNB
                                                                will notify BANK of such conditions as well as the
                                                                corrective measures required as soon as the error source
                                                                is located.


10. STATEMENT CYCLE-DEMAND DEPOSIT ACCOUNTING

BANK shall establish pre-determined cycle dates and shall not deviate from these dates without the prior written consent of FNB.


                                       13


                      RESPONSIBILITY DEFINITIONS (cont'd.)

             BANK                                                              FNB

11. BANK PROCESSING PROCEDURES

BANK recognizes the extreme importance of having at             FNB will make its facilities available for the
least one BANK employee per Branch who is thoroughly            indoctrination and training of Branch EDP personnel.
familiar with procedures, requirements and, specifically,       FNB management may prepare formal and informal
the details of the Procedures Manuals. BANK agrees: To          presentations and seminars for such indoctrination
designate such person(s) and require them to                    and training as it deems necessary.
participate in:
   1) basic indoctrination course
   2) subsequent information and education seminars.


BANK's executive management agrees to be available for periodic reviews of current procedures and results, as well as participation in the planning and definition of future requirements.

12. NON-POST, STOP PAY & SUSPECT ITEMS

BANK understands and agrees that it has sole                    FNB will provide information concerning any of
responsibility to review and dispose of:                        these items to BANK to assist BANK in making a
                                                                determination of whether to return or to pay an item.


a. All items appearing on the daily Non-Post
Items report, including stop pay items; and

b. All stop suspect items appearing on the stop suspect screen.


13. SIGNATURE CARDS

BANK shall furnish FNB with a Signature Card                    FNB will maintain a file with BANK's demand deposit
for each open account at time of conversion.                    Signature Cards and will pull from it daily all
BANK shall also furnish FNB with a Signature                    purged accounts and return such cards to Branch.
Card for all new accounts daily. BANK will
provide updated Signature Cards on accounts
as requested by FNB.


                                       14


                      RESPONSIBILITY DEFINITIONS (cont'd.)

             BANK                                                              FNB

14. EXAMINATION OF CHECKS

 X  BANK elects to have FNB randomly select 1%                  An check in question due to irregularities in
--  of items for examination by FNB.                            negotiability and/or differences in authorized
                                                                signatures will be reversed and charged back to
                                                                the last endorsing bank.


 X  BANK elects to have FNB select all checks
-- over $5,000 for examination by FNB. A larger amount may be designated by BANK upon two (2) weeks written notice to FNB.


 X BANK elects to have all items selected, -- as identified above, returned to BANK for examination.


    BANK elects not to have any items slected
--  for examination.


15. STATEMENT PREPARATION AND MAILING

BANK agrees to provide FNB, at FNB's request,                   FNB will insert advertising stuffers provided
the quantity of envelopes requested for statement               by BANK into the regular statement mailing at
mailing. BANK agrees to notify FNB one (1) week                 the request of BANK.
in advance of any advertisement that is to be
mailed along with the depositor's statement. BANK
agrees to reimburse FNB for all postage costs
incurred in mailing BANK's monthly statements.


16. MISSING ITEMS

BANK agrees to provide FNB with missing document                Where there is a missing document, FNB will
forms as requested by FNB.                                      include a missing document ticket in the
                                                                statement for the benefit of the account holder.

                                  EXHIBIT "C"

                          SCHEDULE OF FEES AND CHARGES


C.I.S. CHARGES:
     Portfolio                                                   .05
     Addenda                                                     .01
     Tax Addenda                                                 .01
     Safe Deposit Box                                            .10
     Debit Card Issued                                           .01
     SMART Report Set-Up Charge                                50.00
     SMART Report Production:
         One Time/On-Call (per report)                         25.00
         Auto Recurring (per report, over 25 per month)         5.00
     Minimum Charge                                           250.00

DEPOSIT ACCOUNTS (DDA, DDL, SAV, COD):
     Account                                                     .35
     Account on Analysis with history                           1.00
     Addenda Day                                                 .01
     Stop Pay Day                                                .01
     Manual Transaction                                          .01
     Automated Transaction                                       .01
     Checking Statement                                          .10
     Notice                                                      .25
     Check Issued                                                .25
     Minimum Charge (per application)                         250.00

LOANS (INSTALLMENT, COMMERCIAL & MORTGAGE):
     Line                                                        .05
     Note                                                        .35
     Addenda                                                     .01
     Manual Transaction                                          .01
     Automated Transaction                                       .01
     Notice                                                      .25
     Minimum Charge                                           250.00

FINANCIAL MANAGEMENT:
     Account                                                     .35
     Manual Non-Descriptive Transaction                          .01
     Manual Descriptive Transaction                              .01
     Automated Transaction                                       .01
     Minimum Charge                                           250.00

EXCEPTION ITEM MODULE:
     Included                                                  n/c


                      SCHEDULE OF FEES AND CHARGES (CONT'D.)


TELLER TERMINAL CHARGES:
     Terminal Address (Station Number)                         10.00
     Transaction                                                 .01
     Minimum Charge                                           250.00

ON-LINE CHARGES:
     Terminal Address (Station Number)                         10.00
     Printer Address (Station Number)                          10.00
     Inquiry                                                     .01
     File Maintenance                                            .01
     Calculation Function                                        .01
     Minimum Charge                                           250.00
     Balance File Transmission (ATM)                          200.00

ITEM ENTRY SYSTEM:
     Warehouse Item                                              .01
     Manual Descriptive Item                                     .01
     Manual Non-Descriptive Item                                 .01

     Inclearings Processing:
         First 50,000 items                                      .02
         Next 50,000 items                                       .015
         Over 100,000 items                                      .0125

     Teller Processing (including P.O.D. & encoding):
         First 50,000 items                                      .04
         Next 50,000 items                                       .03
         Over 100,000 items                                      .025

     Endorse Item on Request (per item)                          .01
     Manual Re-Entered Items (per item)                          .05
     Transit Float Analysis (per report)                      100.00
     Transit Float Analysis (per item)                           .005
     Additional Transit Pockets over four (per item)             .005
     ACH Processing (per file)                                 10.00
     ACH Return                                                 1.00
     ACH Notification of Change                                 1.00
     Minimum Charge                                           500.00


                    SCHEDULE OF FEES AND CHARGES (CONT'D.)


MISCELLANEOUS SERVICES:
     On-site Training & Support (per hour)                    100.00
     Programming Time (per hour)                              150.00
     Travel Time over 30 min. (per hour)                       35.00
     Mileage (per mile)                                          .31
     Fine Sort - Reject Filing (per hour)                      15.00
     Special Fine Sort (per item pass)($25 min. per account)     .005
     Microfiche Original                                        1.75
     Microfiche Copy                                             .20
     Laser Statements (per page)                                 .05
     Credit Reporting Tape (per tape)                          25.00
     Coupon Ordering Tape (per tape)                           25.00
     Frame Relay Ports (per month, each)                       10.00

PASS THRU CHARGES:
     Postage                                                 Cost
     Microfilm Processing                              Cost + 10%
     Courier Services                         Customer Contracted
     Phone Line Charges                                Cost + 10%
     Supplies                                          Cost + 10%

TELEPHONE BANKING:
     Monthly Costs:
         First 5,000 Accounts (per account)                     .10
         Over 5,000 Accounts (per account)                       .075
         Phone Lines                                         Cost


                    SCHEDULE OF FEES AND CHARGES (cont'd.)

                                  EXECUBANC
-------------------------------------------------------------------------------

SERVICE BUREAU SET-UP                                      COSTS
---------------------                                   ------------
     ONE-TIME COSTS

          Product Use Fee                                $    2,500
          Product Conversion Fee                              1,000
          Two Line Card*                                      5,500
                                                         ------------
              Total One-Time Costs                       $    9,000
                                                         ============


     MONTHLY FEES

          Minimum Fee                                     $     250
               Per Line                                       50.00
               Per Client                                     25.00

     FALLBROOK NATIONAL BANK RESPONSIBILITIES

          Responsible for cost of phone lines from Fallbrook to the Operations Center. INFOSERV will assist with the ordering and installation.

          Responsible for verifying that customer PC setup is capable of communication with ExecuBanc.

          Responsible for training customer on the use of ExecuBanc.

          Responsible for customer setup.

          Responsible for on-going support of customers.

     OTHER CONSIDERATIONS

          Fallbrook National Bank (FNB) could install two Fallbrook telephone numbers that automatically call forward to San Diego. FNB would then absord the toll charge to San Diego.

          FNB could install an 800 number for Temecula customers.

          * Prices are based upon current supplier quotes and subject to change without notice. Taxes and shipping are not included.

                    SCHEDULE OF FEES AND CHARGES (cont'd.)

                                   DIRECTOR
-------------------------------------------------------------------------------

SERVICE BUREAU SET-UP                                      COSTS
---------------------                                   ------------
     ONE-TIME COSTS

          Product Use Fee                                $    5,000
          Conversion Fee                                      1,000
          Named users @ $595 ea., est. 3                      1,785
          Concurrent users (1-5)                              4,995
                                                         ------------
              Total One-Time Costs                       $   12,780
                                                         ============


     MONTHLY FEES

          Access & Storage Fee:
               Administration + 1st. Branch               $     750
               Each additional branch                           250

                    SCHEDULE OF FEES AND CHARGES (cont'd.)

                                  PREMIER PRIME

-------------------------------------------------------------------------------

                                                                             ANNUAL
SERVICE BUREAU SET-UP                                      COSTS             COSTS
---------------------                                   ------------      ------------
     ONE-TIME COSTS

          Product Use Fee                                $    2,500
          Conversion Fee                                      1,000
          Impromptu User Run-Time License est. 3              2,085
               ($695 per workstation)
          Annual Support Fee and Usage Charge - 20%                        $    417
                                                         ------------      ------------
              Total One-Time Costs                       $    5,585        $    417
                                                         ============      ============

     MONTHLY FEES

          Monthly Access Fee                             $     250
          Database refresh charge, per data base                25
          Database carrying charges, per data base              10

                        SCHEDULE OF FEES & CHARGES (cont'd.)

                                  PREMIER PRIME

-------------------------------------------------------------------------------

                                                                               ANNUAL

IN-HOUSE SET-UP                                                    COSTS        COSTS
---------------                                                -----------   ----------

   ONE-TIME COSTS
       SERVICE BUREAU CHARGES
       Product Use Fee                                          $   1,500
       Conversion Fee                                                 500
                                                               -----------
         Total Service Bureau Charges                               2,000

       SOFTWARE
       Database Server software                                     1,423     $    285
       ITIConnect per server                                          195
       Impromptu Administrator (at least one per server)              895          179
       Impromptu User Run-Time License est. 3                       2,085          417
          ($695 per workstation)
       Microsoft SQL SVR v6.5 - 25 user                             4,491
       NT 3.5 Server 1 - processors                                 1,129           11
       Symantac pcAnywhere Win95 & NT                                 197
                                                               -----------
          Total Software                                           10,415

       HARDWARE
       Prime Server - Standard                                     12,517          480
       Network Communications Products                                 50
       UPS 1000 VA                                                    900
       USRobitcs Sportster ext 33.6 v.34                              219
       Miscellaneous                                                1,000
                                                               -----------
           Total Hardware                                          14,686

       UNISYS CONNECT SERVICES
         LAN/WAN Connect Charges                                    3,500

                                                               -----------   ----------
       Total One-Time Costs                                     $  30,601     $  1,372
                                                               ===========   ==========

   MONTHLY FEES
       Monthly Access Fee                                       $     100
       Database refresh charge, per data base                          25
          (Estimate one per week and month-end.)


                        SCHEDULE OF FEES & CHARGES (cont'd.)

                           SIGNATURE MANAGEMENT MODULE

-------------------------------------------------------------------------------

  SERVICE BUREAU SET-UP                                             COSTS
  ---------------------                                            ---------
      ONE-TIME COSTS

         Product Use Fee                                            $   500
         Product Conversion Fee                                         500
         Signature Conversion Fee @ $.20
         per signature, est. 8,500 sig's.                             1,700
                                                                   ---------
              Total One-Time Costs -                                $ 2,700
                                                                   =========

      MONTHLY FEES

         Minimum Fee                                                $   250
            Per signature 1 - 5,000                                    0.025
            Per signature over 5,000                                   0.020


                         PROPOSAL FOR BILL PAYMENT MODULE

-------------------------------------------------------------------------------

SERVICE BUREAU SET-UP                                              COSTS
---------------------                                            ----------
   ONE-TIME COSTS

     Product Use Fee                                             $ 2,500.00



    MONTHLY FEES

      Minimum Fee                                                $   250.00
        Per Vendor                                                     0.05
        Per Transaction (transfer, ACH or check)                       0.10



FALLBROOK NATIONAL BANK RESPONSIBILITIES

     Responsible for setting up vendor files, transfer addenda, etc.

     Responsible for settling customer/vendor disputes.

     Responsible for training customer on the use of the Bill Payment Module.

     Responsible for reconciling disbursements.

     Responsible for on-going support of customers.

OTHER CONSIDERATIONS

     Fallbrook National Bank (FNB) would be responsible for contacting vendors and obtaining vendor information necessary for transmitting bill payment transactions.

     When payment volume warrants, there is an interface to Check Free that can be installed. Check Free makes all vendor payments on behalf of vendor, but it is costly.

                                 EXHIBIT "D"

                              COURIER SCHEDULES


Availability for Courier Pick-up:

      A.M. Reports and Notices                            7:00 a.m.
                                                      ---------------
      Cash Letters - Mon. thru Thur.                      9:30 p.m.
                                                      ---------------
      Cash Letters - Friday                              10:30 p.m.
                                                      ---------------

      -----------------------------                   ---------------


Delivery of Work from Bank:

     Teller Work:

     Monday thru Thursday:

                           Main Office & Annex            7:20 p.m.
                                                      ---------------
                           Temecula                       7:20 p.m.
                                                      ---------------
     Friday:
                           Main Office & Annex            8:30 p.m.
                                                      ---------------
                           Temecula                       8:30 p.m.
                                                      ---------------
